SUB-ITEM 77 Q1 (A)
EXHIBITS


FEDERATED EQUITY
FUNDS
Amendment No. 49
to the
RESTATED AND
AMENDED
DECLARATIO
N OF TRUST
dated August 15, 1995


This Declaration of Trust
is amended as
follows:

	Strike the first
paragraph of Section 5 ?
Establishment and
Designation of Series or
Class of Article III ?
BENEFICIAL INTEREST
from the Declaration of
Trust and substitute in its
place the following:

"Section
5.
Establish
ment and
Designati
on of
Series
or Class.
Without
limiting
the
authority
of the
Trustees
set forth
in Article
XII,
Section 8,
inter alia,
to
establish
and
designate
any
additional
Series or
Class or to
modify
the rights
and
preference
s of any
existing
Series or
Class, the
Series and
Classes of
the Trust
are
establishe
d and
designated
as:

Federated Absolute Return
Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small
Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging
Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated International
Strategic Value Dividend
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares



Federated Kaufmann Large
Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small
Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT Mid Cap
Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk
Fund
Class A Shares
Institutional Shares
Federated Managed
Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

	The undersigned
hereby certify that the
above-stated Amendment
is a true and correct
Amendment to the
Declaration of Trust, as
adopted by the Board of
Trustees at a meeting on
the
14th day of August, 2015, to
become on December 29,
2015.

	WITNESS the due
execution hereof this 14th
day of August, 2015.



/s/ John F.
Do
nah
ue
/s/ Peter
Mad
den
John F.
Do
nah
ue
Peter E.
M
a
d
d
e
n


/s/ John T.
Col
lins
/s/ Charles F.
Man
sfiel
d,
Jr.
John T.
Col
lins
Charles F.
M
a
n
s
f
i
e
l
d
,
J
r
..


/s/ J.
Chr
isto
phe
r
Do
nah
ue
/s/ Thomas
M.
O?N
eill
J.
Chr
isto
phe
r
Do
nah
ue
Thomas
M
..
O
?
N
e
i
l
l


/s/ G.
Tho
mas
Ho
ugh
/s/ P. Jerome
Rich
ey
G. Thomas
Ho
ugh
P. Jerome
R
i
c
h
e
y


/s/ Maureen
Lall
y-
Gre
en
/s/ John S.
Wal
sh
Maureen
Lall
y-
Gre
en
John S.
W
a
l
s
h



FEDERATED EQUITY
FUNDS
Amendment No. 50
to the
RESTATED AND
AMENDED
DECLARATIO
N OF TRUST
dated August 15, 1995


This Declaration of Trust
is amended as
follows:

	Strike the first
paragraph of Section 5 ?
Establishment and
Designation of Series or
Class of Article III ?
BENEFICIAL INTEREST
from the Declaration of
Trust and substitute in its
place the following:

"Section
5.
Establish
ment and
Designati
on of
Series
or Class.
Without
limiting
the
authority
of the
Trustees
set forth
in Article
XII,
Section 8,
inter alia,
to
establish
and
designate
any
additional
Series or
Class or to
modify
the rights
and
preference
s of any
existing
Series or
Class, the
Series and
Classes of
the Trust
are
establishe
d and
designated
as:

Federated Absolute Return
Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small
Value Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Clover Value
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging
Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated International
Strategic Value Dividend
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares



Federated Kaufmann Large
Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small
Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT Mid Cap
Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk
Fund
Class A Shares
Institutional Shares
Federated Managed
Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

	The undersigned
hereby certify that the
above-stated Amendment
is a true and correct
Amendment to the
Declaration of Trust, as
adopted by the Board of
Trustees at a meeting on
the10th day of February
2016, to become
effective on March 29,
2016.

	WITNESS the due
execution hereof this 22 day
of March, 2016.



/s/ John F.
Do
nah
ue
/s/ Peter E.
Mad
den
John F.
Do
nah
ue
Peter E.
M
a
d
d
e
n


/s/ John T,
Col
lins
/s/ Charles F.
Man
sfiel
d,
Jr.
John T.
Col
lins
Charles
F
..
M
a
n
s
f
i
e
l
d
,
J
r
..


/s/ J.
Chr
isto
phe
r
Do
nah
ue
/s/ Thomas
M.
O?N
eill
J.
Chr
isto
phe
r
Do
nah
ue
Thomas
M
..
O
?
N
e
i
l
l


/s/ G.
Tho
mas
Ho
ugh
/s/ P. Jerome
Rich
ey
G. Thomas
Ho
ugh
P. Jerome
R
i
c
h
e
y


/s/ Maureen
Lall
y-
Gre
en
/s/ John S.
Wal
sh
Maureen
Lall
y-
Gre
en
John S.
W
a
l
s
h




US_ACTIVE-111393774.1
-SLMCCALL 06/29/2016 8:59 AM